EXHIBIT 99.2

     CERTIFICATION  PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of TM Century, Inc. (the "Company") on Form 10-QSB for the quarter ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Teri R.S. James, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Teri R.S. James
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Chief Financial Officer
February 12, 2003